                                                                 EXECUTION COPY


                          ASSIGNMENT OF OPTION AGREEMENT

      THIS ASSIGNMENT, made and effective as of the 13th day of September, 1999, is from Marc L. Baker Consulting, Inc. ("Assignor") to Josh Mailman ("Assignee"), and is consented to by Telecom Wireless Corporation ("Company").

      RECITALS. The Company and Assignor entered into a "Common Stock Purchase Option" dated as of June 1, 1998, and amended as of May 4, 1999 (the "Option Agreement"), a copy of which is attached hereto and by this reference made a part hereof. The Option Agreement (as adjusted for the Company's one-for-five reverse stock split effected on or about May 4, 1999) grants the Assignor the right to acquire 80,000 Option Shares (as such term is defined in the Option Agreement) at an exercise price of $2.50 per share (of which 75,000 Option Shares have been exercised by Assignor), an additional 80,000 Option Shares at an exercise price of $3.75 per Option Share and an additional 100,000 Option Shares at an exercise price of $5.00 per Option Share. Assignor wishes to assign all of its rights under the Option Agreement to Assignee and Company wishes to consent to such assignment.

      For and in consideration of the premises and the mutual covenants made herein the parties agree as follows:

1. ASSIGNMENT BY ASSIGNOR. For and in consideration of the sum of $225,000 for the 185,000 Option Shares issuable upon full exercise of the Option Agreement assigned hereby, paid to Assignor by Assignee, the receipt and sufficiency of which is hereby acknowledged, Assignor hereby assigns, transfers, sells and conveys to Assignee all of Assignor's right, title and interest in and pursuant to the Option Agreement, including the right to acquire the Option Shares as provided therein.

2. ACCEPTANCE BY ASSIGNEE. By his signature, Assignee hereby accepts such assignment and expressly assumes and agrees to be bound by the terms of the Option Agreement and affirms the representations and other provisions contained Option Agreement as though he were the Assignor.

3, REPRESENTATIONS AND WARRANTIES OF ASSIGNEE. Assignee represents and warrants to Assignor and the Company, which representations and warranties shall survive the assignment of the Option Agreement to Assignee, as follows:

      a. The Option (as such term is defined in the Option Agreement) and the Option Shares issuable upon exercise thereof (collectively, the "Securities") will be acquired as an investment for Assignee's own account, not as nominee or agent, and not with a view to the sale or distribution of any part thereof.

      b. Assignee has such knowledge and experience in business and financial matters as to be capable of evaluating the merits and risks of the investment in the Securities, that Assignee has sufficient financial strength to hold the Securities as an investment and to bear the economic risks of such investment (including possible complete loss of such investment) for an indefinite period of time; and that, during the negotiations of the transactions contemplated herein, Assignee and Assignee's legal counsel and investment advisers, if any, have been afforded full and free access to corporate books, financial statements, records, contracts, documents, and other information concerning the Company to the extent such items exist, and to the Company's office and facilities, and have been afforded an opportunity to ask such questions of the Company's officers, employees, agents, accountants, and representatives concerning the Company's business, operations, financial condition, assets, liabilities, and other relevant matters as they have deemed necessary or desirable, and have been given all such information as has been requested, in order to evaluate the merits and risks of the prospective investment contemplated herein.

      c. Assignee understands that the Option Shares will be, when issued, restricted securities within the meaning of Rule 144 promulgated pursuant to the Securities Act of 1933 (the "Securities Act"); that the Option Shares will not be registered and must be held indefinitely unless they are subsequently registered under the Securities Act and any applicable state and foreign securities laws, or unless an exemption from registration is available thereunder for any proposed transfer thereof.

      d. Assignee acknowledges and understands that any and all certificates representing the Securities and any and all securities issued in replacement thereof or in exchange therefor shall bear the following legend, or one substantially similar thereto, which the Assignee has read and understands:

                    The shares represented by this Certificate have not been registered under the Securities Act of 1933 (the "Act") and are "restricted securities" as that term is defined in Rule 144 under the Act. The shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company.

             The Assignee further acknowledges that the Company shall have the right to give stop transfer instructions to its transfer agent, if any, or to note stop transfer instructions in its stockholder records, and acknowledges that the Company has informed the Assignee of its intention to issue such instructions.

4. REPRESENTATIONS AND WARRANTIES OF ASSIGNOR. Assignor and Marc L, Baker jointly and severally represent and warrant to the Assignee and the Company, which representations and warranties shall survive the assignment of the Option Agreement to Assignee, that:

      a. Assignor has full and valid title to all rights, title and interests pursuant to the Option Agreement, free and clear of all claims, liens, encumbrances, security interests, charges, options, restrictions, preferential rights of purchase or other legal or equitable encumbrances, limitations or restrictions, and defects of title of any kind, with full right and power to sell, assign, and transfer the Option Agreement to the Assignee as provided in this Agreement.

      b. Assignor owns the Option to purchase 5,000 Option Shares at an exercise price of $2.50 per Option Share, 80,000 Option Shares at an exercise price of $3.75 per Option Share and 100,000 Option Shares at an exercise price of $5.00 per Option Share pursuant to the Option Agreement, which are the only Option Shares remaining under the Option Agreement as of the date hereof.

      c. No event has occurred or failed to occur which, with or without notice or the passage of time, would or may constitute a default under or breach of the Option Agreement, which is enforceable in
             accordance with its terms.   The execution and delivery of this
             Agreement and the consummation by the Assignor of the transactions herein contemplated and the fulfillment by the Assignor of the terms hereof will not require any consent, approval, authorization or other order of any entity, court, regulatory body or other governmental body, other than the Company,

      d. Assignor has full right, power, legal capacity, and authority to execute this Agreement and sell, transfer, and assign to the Assignee all of its rights, title and interests pursuant to the Option Agreement, and to perform or observe all of Assignor's obligations under this Agreement. The Assignor has taken all action necessary for the authorization, execution, delivery, and performance of this Agreement and its obligations hereunder, and, upon execution and delivery by the Assignee, this Agreement shall constitute the valid and binding obligation of the Assignor, enforceable against the Assignor in accordance with its terms.

      e. In connection with the offer and sale of the Securities and the assignment of the Option Agreement to Assignee, Assignor has not made any untrue statement or omitted to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading.

      f, Marc L. Baker is the duly elected president of Assignor and is duly authorized and empowered by Assignor to execute and deliver this Agreement and to cause Assignor to consummate all transactions contemplated hereby.

5. CONSENT BY COMPANY. Company hereby irrevocably consents to the assignment of the Option Agreement pursuant to this Assignment and by giving such consent shall not be deemed to be a party to this Agreement for any other purpose.

6.    INDEMNIFICATION.

      a. Assignor and Marc L. Baker, jointly and severally, agree to indemnify Assignee and the Company and its officers, directors, affiliates, controlling persons, shareholders, employees, and agents and the heirs, personal representatives, successors and assigns of the foregoing (all of whom are hereinafter referred to as the "Indemnified Persons") and to hold the Indemnified Persons harmless from and against any and all loss, damage or liability (including attorney's fees and disbursements) due to or arising out of a breach of any representation, warranty, acknowledgment or agreement made by the indemnifying party, or the consent by the Company to the assignment of the Option Agreement as provided herein.

      b. Assignee agrees to indemnify Assignor, the Company and the Company's Indemnified Persons and to hold Assignor, the Company and the Company's Indemnified Persons harmless from and against any damages arising directly out of a breach of any representation or warranty made by Assignee as provided herein.

7. MISCELLANEOUS. Except as set forth herein, the Option Agreement shall remain unchanged and in effect in accordance with its terms, subject to exercise of a portion of the options by Assignor referred to herein.

      IN WITNESS WHEREOF, each of the Company and Assignor have caused this Assignment to be executed on its behalf by its officers thereunto duly authorized and Assignee has executed, all as on the date first above written.

                                         ASSIGNOR:

                                         MARC L. BAKER CONSULTING, INC.


                                         By:    /s/ Marc L. Baker
                                             ---------------------------------
                                                Marc L. Baker, President



                                         ASSIGNEE:

                                         /s/ Josh Mailman
                                         -------------------------------------
                                         Josh Mailman



                                         Agreed to and acknowledged by:
                                         TELECOM WIRELESS CORPORATION


                                         By:   /s/ Jay W. Enyart
                                             ---------------------------------
                                         Name: Jay W. Enyart
                                         Title: General Counsel

                                                              EXECUTION COPY

                                  ADDENDUM TO
                          TELECOM WIRELESS CORPORATION
                          COMMON STOCK PURCHASE OPTION

      This agreement is an addendum (the "Addendum") dated as of May 4, 1999 to the Telecom Wireless Corporation Common Stock Purchase Option dated as of June 1, 1998 (the "Option Agreement") between Marc L. Baker Consulting, Inc. (the "Holder") and Telecom Wireless Corporation (the "Company"). The terms of this Addendum are supplemental to the Option Agreement, and the Option Agreement shall be deemed amended as appropriate. The defined terms used herein shall, unless the context otherwise requires, have the same meanings as used in the Option Agreement.

      WHEREAS, the Company effected a one-for-five stock split on or about May 4, 1999.

      NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein, it is hereby agreed as follows:

      1. Section 1(A) of the Option Agreement shall be deleted and replaced in its entirety by the following:

      "(A) TIME AND PRICE. The Holder of the Option, or Holder's designees, may exercise the Option as follows: with respect to 5,000 Option Shares (the "First Option"), which shall be exercisable at an exercise price of $2.50 per Option Share provided that the bid price shall be at least $5.00 per share at the date of exercise of the First Option, commencing on the date first set forth above and expiring after three years at the end of business on June 1, 2001 (the "Option Period"); with respect to 80,000 Option Shares (the "Second Option"), which shall be exercisable at an exercise price of $3.75 per Option Share provided that the bid price shall be at least $7.50 per share at the date of exercise of the Second Option, commencing on the date first set forth above and expiring at the end of the Option Period; and with respect to 100,000 Option Shares (the "Third Option"), which shall be exercisable at an exercise price of $5.00 per Option Share provided that the bid price shall be at least $10.00 per share at the date of exercise of the Third Option, commencing on the date first set forth above and expiring at the end of the Option Period. The Options granted hereunder shall be deemed exercised in whole or in part when the Holder shall indicate its decision to do so in writing to the Company and tender payment by check payable to the Company for the number of Option Shares being exercised from time to time, as provided hereinbelow."

      2. Section 1(c) of the Option Agreement, "Additional Rights of Holder," is hereby deleted in its entirety as the provisions thereof have
been performed by the parties.       3.     Section 4 of the Option Agreement
shall be deleted and replaced in its entirety by the following:

      4.     OPTION SHARES NOT REGISTERED.

      The certificates representing Option Shares issued upon exercise of the Option, unless and until the Option shares shall be registered on a Form S-1 Registration Statement or such other form as may be appropriate under the Act or pursuant to an exemption from the registration provisions under the Act, shall bear the following legend:

             The shares represented by this Certificate have not been registered under the Securities Act of 1933 (the "Act") and are "restricted securities" as that term is defined in Rule 144 under the Act. The shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company."

      4.     Section 7 of the Agreement shall be modified as follows:

             "If to the Company, to:
             Telecom Wireless Corporation
             5299 DTC Blvd., 12th Floor
             Englewood, CO 80111
             Attention:    Dr. James C. Roberts, Chief Executive Officer
                           Jay W. Enyart, General Counsel"

      5. In the event this Addendum is found void or unenforceable, the Option Agreement shall be deemed canceled and the Option described therein shall be reissued to the Holder by the Company in accordance with the terms contained herein and the balance of the Option Agreement.

      This Addendum may be executed in one or more counterparts, each of which shall be deemed an original. If you are in agreement with the foregoing terms, please so indicate by signing and returning one copy of this Addendum, whereupon this Addendum will constitute the agreement of the Company and the Holder with respect to the subject matter hereof.

TELECOM WIRELESS CORPORATION


By:    /s/ Jay W. Enyart
    ------------------------------------
      Name:   Jay W. Enyart
      Title:   General Counsel
      Authorized Signatory



MARC L. BAKER CONSULTING, INC.

By:
    ------------------------------------
      Name: Marc L. Baker
      Title: President
      Authorized Signatory

      This Addendum may be executed in one or more counterparts, each of which shall be deemed an original. If you are in agreement with the foregoing terms, please so indicate by signing and returning one copy of this Addendum, whereupon this Addendum will constitute the agreement of the Company and the Holder with respect to the subject matter hereof.

TELECOM WIRELESS CORPORATION


By:
    ------------------------------------
      Name:
      Title:
      Authorized Signatory



MARC L. BAKER CONSULTING, INC.


By:    /s/ Marc L. Baker
    ------------------------------------
      Name: Marc L. Baker
      Title: President
      Authorized Signatory

THE COMMON STOCK PURCHASE OPTION REPRESENTED BY THIS AGREEMENT (THE "OPTION") AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF THE OPTION (THE "OPTION SHARES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND THEREFORE MAY BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF ONLY IN ACCORDANCE WITH THE ACT, INCLUDING THE REGISTRATION PROVISIONS THEREIN CONTAINED OR PROVIDED AN EXEMPTION FROM REGISTRATION IS AVAILABLE UNDER THE ACT, AND SUBJECT TO THE OPINION OF THOMAS J. CRAFT, JR., ESQ., COUNSEL TO TELECOM WIRELESS CORPORATION.

                          TELECOM WIRELESS CORPORATION
                          COMMON STOCK PURCHASE OPTION

      THIS IRREVOCABLE COMMON STOCK PURCHASE OPTION (the "Option") dated as of this 1st day of June, 1998, is exercisable for an aggregate of 1,300,000 shares of common stock (the "Option Shares") of Telecom Wireless Corporation (the "Company"), and is hereby granted to Marc L. Baker Consulting, Inc. (the "Holder"), at the prices and subject to the terms and conditions contained herein. This Option is in addition to those rights and agreements by and between the Company and Holder, including but not limited to a Consulting Agreement dated as of June 1, 1998, an Agreement and Plan of Merger dated as of Mav 22, 1998, and the additional consideration and rights of Holder provided herein and in such other documents and agreements as the parties may execute.

      1.     EXERCISE OF OPTION.

      (A) TIME AND PRICE: The Holder of the Option, or Holder's designees, may exercise the Option as follows: with respect to 400,000 Option Shares (the "First Option"), which shall be exercisable at an exercise price of $.50 per Option Share, provided that the bid price of the Shares shall be at least $l.00 per Share at the date of exercise of the First Option, commencing on the date first set forth above and expiring after three years at the end of business on June 1, 2001 (the "Option Period"); with respect to 400,000 Option Shares (the "Second Option"), which shall be exercisable at an exercise price of $.75 per Option Share, provided that the bid price of the Shares shall be at least $1.50 per Share at the date of exercise of the Second Option, commencing on the date first set forth above and expiring at the end of the Option Period; and with respect to 500,000 Option Shares (the "Third Option"), which shall be exercisable at an exercise price of $1.00 per Option Share, provided that the bid price of the Shares shall be at least $2.00 per Share at the date of exercise of the Third Option, commencing on the date first set forth above and expiring at the end of the Option Period. The Options granted hereunder shall be deemed exercised in whole or in part when the Holder shall indicate its decision to do so in writing to the

Company and tender payment by check payable to the Company for the number of Option Shares being exercised from time to time, as provided hereinbelow.

      (B) METHOD OF EXERCISE: The Option shall be exercisable, in whole or in part, by written notice to the Company, stating the name in whom the Option Shares shall be registered, and shall provide payment of the Option Shares by check payable to the Company.

      (C) ADDITIONAL RIGHTS OF HOLDER: In addition to the rights of Holder under this Option, and as a condition precedent to the consummation of the merger between Telecom Wireless, Inc. and the Company (the "Condition Precedent"), the Company, on or before June 2, 1998, upon payment by Holder to the Company of $.05 per Share, shall cause its transfer agent to immediately issue to Holder a certificate evidencing 350,000 Shares of the Company's common stock, which certificate shall be issued without a restrictive legend. The 350,000 Shares shall be issued pursuant to Rule 504, Regulation D Offering on the part of the Company. The issuance of the 350,000 Shares provided herein and in the abovementioned Consulting Agreement is an irrevocable right of Holder and a Condition Precedent to the Merger. The parties hereto agree that as a Condition Precedent, the Company has instructed Thomas J. Craft, Jr., Esq., corporate securities counsel to the Company, to immediately issue an opinion of counsel to the Company's transfer agent to issue on or before June 2, 1998, the certificate(s) without legend, evidencing the 350,000 Shares in such denominations and in such names as Holder shall direct. The Company acknowledges that in the event of any breach of Holder's Additional Rights set forth herein, including breach of the Condition Precedent, or any of Holder's rights under this Option and Option Agreement, or under the Consulting Agreement, that Holder may not have an adequate remedy at law and therefore, damages may be unascertainable. Therefore, the Company agrees that Holder shall have the right and shall be entitled to injunctive relief against Company and all other remedies at law and in equity in the event of an alleged breach by the Company.

      2.     HOLDER'S OR SUCCESSOR'S RIGHTS AS STOCKHOLDERS.

      Neither the Holder nor any successor shall be deemed to be a stockholder of the Company until such time as it or he shall tender payment for the Option Shares as provided hereinabove.

      3.     REVIEW AND EVALUATION OF INFORMATION REGARDING THE COMPANY.

      The Holder warrants that it or he, as the case may be, has evaluated
the merits and   risks associated with the investment in the Company as
represented by this Option, including review of the draft financial statements prepared by or for the Company, and all other documentation that Holder deems necessary. The Holder further represents that it or he understands that neither this Option nor the

Option Shares are presently registered under the Act, nor is the Company obligated to effect the registration of the Option Shares.

      4.     OPTION SHARES NOT REGISTERED.

      The certificates representing Option Shares issued upon exercise of the Options, unless and until the Option Shares shall be registered on a Form S-1 Registration Statement or such other form as may be appropriate under the Act, or pursuant to an exemption from the registration provisions under the Act, such as pursuant to Rule 504 promulgated pursuant to Regulation D, shall bear the following legend: THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR THE LAWS OF ANY OTHER JURISDICTION AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN ANY MANNER (1) WITHOUT REGISTRATION UNDER THE ACT AND IN COMPLIANCE WITH THE LAWS OF ANY APPLICABLE JURISDICTION OR (2) AN OPINION OF THOMAS J. CRAFT, JR., ESQ., COUNSEL TO THE COMPANY (IN FORM AND SUBSTANCE ACCEPTABLE TO COUNSEL TO THE COMPANY) THAT REGISTRATION IS NOT REQUIRED.

      5.     REGISTRATION RIGHTS.

      The Company hereby grants Consultant the right to cause to the Company to include all of the Consultant's or its designees Option Shares in a Registration Statement, to the maximum extent permissible, which shall the Company undertakes to file with the SEC (the "Registration Rights"). It is understood by the parties that Consultant's Option Shares shall be included in a Registration Statement on Form S-1 or such other form as may be appropriate under the Act, as soon as reasonably practicable, based upon the Company's stock price and the business conditions, as determined by the Company's board of directors. With respect to the Registration Rights, any expense of such registration or qualification will be paid by the Company, except commissions and legal fees of Consultant. Notwithstanding the foregoing, Consultant may provide additional services to the Company, whether pursuant to any existing agreements or some future agreements with the Company, and the grant of Options and Option Shares provided herein, or the issuance of any other Shares provided herein or in any other agreement shall not preclude any additional consideration in whatever form, as the parties may mutually agree in writing. The Registration Rights are in addition to any rights of Holder to avail itself of the exemption from registration as set forth in Rule 504, promulgated under Regulation D under the Act.

      6.     HOLDER'S FINANCIAL EXPERIENCE.

      The Holder is sufficiently experienced in financial matters and matters pertaining to securities to be capable of evaluating the merits and risks associated with the acceptance of this Option, and has relied upon such experience in so determining to accept this Option in partial consideration for the services performed by Holder to the Company under a consulting agreement between the Holder and the Company . The parties agree that this Option is not the exclusive consideration granted or to be granted to Holder for services heretofore provided or to be provided by Holder to the Company.

      7.     MISCELLANEOUS.

      (A) AMENDMENT: This Agreement may not be amended or modified in any respect except for the right of the Holder to transfer its interest in the Option to persons or entities designated in writing to the Company and the Company's stock transfer agent, with written notice to the Company.

      (B) DESCRIPTIVE HEADINGS: The headings contained herein are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

      (C) COUNTERPARTS: This Agreement may be executed in on or more counterparts, and by the separate parties hereto in separate counterparts, each of which shall be deemed to be one and the same instrument.

      (D) NOTICES: All notices, consents, requests, instructions and other communications provided herein shall be in writing and shall be deemed to have been duly given when delivered by United states Mail, postage prepaid, as follows:

      If to the Company, to:

             Telecom Wireless Corporation
             Attn.: N. Richard Grassano, President
             1515 North Federal Highway
             Suite 218
             Boca Raton, FL 33432


      If to Holder, to:

             Marc L. Baker Consulting, Inc.
             2700 North 29th Avenue
             Suite 305
             Hollywood, FL 33020

      (E) APPLICABLE LAW AND VENUE: This Agreement shall be construed and enforced in accordance with and be governed by the laws of the State of Florida. Venue for the purposes of this Option Agreement and the enforcement of all remedies at law and in equity shall rest in the 15th Judicial Circuit in and for Palm Beach County, Florida. THE PARTIES TO THIS AGREEMENT HAVE READ THIS OPTION AND OPTION AGREEMENT, HAVE HAD OPPORTUNITY TO CONSULT WITH COUNSEL OF THEIR OWN CHOICE, AND UNDERSTAND EACH OF THE PROVISIONS OF THIS OPTION AND OPTION AGREEMENT.

                                         Date of Grant:  As of June 2, 1998
                                                         ------------------

TELECOM WIRELESS CORPORATION


BY:   /s/ N. Richard Grassano
    ------------------------------------
      N. RICHARD GRASSANO, PRESIDENT



ACCEPTED BY
MARC L. BAKER CONSULTING, INC.


BY:   /s/ Marc L. Baker
    ------------------------------------
      MARC L. BAKER, PRESIDENT